Exhibit 10.31

Execution Copy

LOAN AND SECURITY AGREEMENT

dated as of December 21, 2015

among

PhaseRx, Inc.

as Borrower,

and

the financial institutions and individuals listed on Annex A,

as Lenders

and

Titan Multi-Strategy Fund I, LTD.,

as Security Agent

i

Annex A Lenders

Annex B Escrow Agreement

Annex C Rights, Responsibilities and Immunities of the Security Agent

Annex D Subordinated Lenders

Annex E Excluded Collateral

ii

This LOAN AND SECURITY AGREEMENT dated as of December 21, 2015, among PhaseRx, Inc., a Delaware corporation (“Borrower”) and the financial institutions and individuals listed on Annex A (collectively, the “Lenders” and each a, “Lender”).

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01.         Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, “controls” or is “controlled by” or is “under common control with” the Person specified.

“Agreement” means this Loan and Security Agreement.

“Applicable Rate” means the rate equal to five percent (5%) per annum.

“Automatic Conversion” has the meaning specified in Section 8.01.

“Bankruptcy Code” means the Federal Bankruptcy Code of 1978, Title 11 of the United States Code, as amended from time to time.

“Borrower” has the meaning specified in the preamble hereto.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are required by law or other governmental action to close.

“Closing Date” means the earliest date on which the conditions precedent set forth in Section 3.01 shall have been satisfied or waived in accordance with Section 10.01 of this Agreement.

“Code” means the U.S. Internal Revenue Code of 1986.

“Collateral” has the meaning specified in Section 6.01.

“Conversion Shares” means the shares of common stock of Borrower issuable upon an Automatic Conversion pursuant to Section 8.01.

“Debt” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP, (a) all obligations of such Person for borrowed money; (b) all direct or contingent obligations of such Person arising under letters of credit, bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and not past due); (d) indebtedness secured by a Lien on property owned by such Person (including conditional sales or other title retention agreements, whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (e) capital leases and synthetic lease obligations; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest in such Person or any other Person; and (g) all Guarantees of such Person in respect of any of the foregoing.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, bankruptcy, moratorium, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions.

“Default” means any event or condition that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Premium” has the meaning specified in Section 7.01.

“Disposition” means any sale, transfer, lease, license, contribution or other conveyance (including by way of merger, partnering arrangement or stock purchase) of all or any portion of Borrower’s assets to any other Person in a single transaction or series of transactions, directly or indirectly.

“Dollars” and “$” mean the lawful money of the United States.

“End Date” has the meaning specified in Section 5.01(j).

“Escrow Agreement” means the escrow agreement to be employed in connection with the transactions described herein, a copy of which is annexed hereto as Annex B.

“Events of Default” has the meaning specified in Section 7.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Collateral” means any Intellectual Property of Borrower that would otherwise be included as Collateral but for the express terms imposed by a Person other than the Borrower, of any license, contract or other agreement or instrument constituting or applicable to such Intellectual Property that prohibits the grant to the Security Agent of a security interest in and to such Intellectual Property or under which the grant to the Security Agent of a security interest in and to such Intellectual Property would impair the validity or enforceability of such Intellectual Property; provided, however, that any portion of any such Intellectual property or other right shall cease to constitute Excluded Collateral at the time and to the extent that the grant of a security interest therein does not result in any of the consequences specified above.

“Facility Documents” means, collectively, this Agreement, Escrow Agreement and each other agreement or instrument executed or delivered in connection herewith or therewith.

“GAAP” means generally accepted accounting principles in the United States.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof.

“Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, or (b) any Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien).

“Information” has the meaning specified in Section 10.09.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, (ii) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof, and all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, (iii) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos, domain names and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common law rights related thereto, (iv) all trade secrets arising under the laws of the United States, any other country or any political subdivision thereof, (v) all rights to obtain any reissues, renewals or extensions of the foregoing, (vi) all licenses for any of the foregoing, and (vii) all causes of action for infringement of the foregoing.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of equity interests of another Person, (b) a loan, advance or capital contribution to, guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit or all or a substantial part of the business of, such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“Law” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lenders” has the meaning specified in the preamble hereto and each of the Lenders, individually, a “Lender.”

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).

“Major Disposition” means the sale, transfer, lease, license, contribution or other conveyance of all or substantially all of the assets of Borrower that results in net cash proceeds to Borrower sufficient to and which are actually employed to fully satisfy all of the Obligations in accordance with Section 2.08.

“Material Adverse Effect” means (a) a material impairment of the ability of Borrower to perform any of its obligations under any of the Facility Documents, (b) a material adverse effect upon the legality, validity, binding effect or enforceability of any material provision of any Facility Document, (c) a material adverse change in, or a material adverse effect upon, the business, properties, liabilities (actual or contingent), or financial condition of Borrower or (d) a material adverse change in, a material adverse effect upon, or a material impairment of, (i) the priority of the Lenders’ security interest in a material portion of the Collateral or (ii) the rights, remedies and benefits available to, or conferred upon, the Lenders under any Facility Document or the Lenders’ ability to foreclose on the Collateral at the times and in the manner contemplated herein.

“Maturity Date” means the date that is one year after the date of this Agreement, subject to acceleration as provided in Article VII.

“Maximum Lawful Rate” has the meaning specified in Section 2.04.

“Necessary Endorsement” means undated stock powers endorsed in blank or other proper instruments of assignment duly executed and such other instruments or documents as the Security Agent may reasonably request.

“Obligations” means the Term Loans to, and all debts, liabilities, obligations, covenants, indemnifications, and duties of, Borrower arising at any time and from time to time, whether matured or unmatured, fixed or contingent, liquidated or unliquidated, under any Facility Document, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against Borrower of any proceeding under any Debtor Relief Laws naming Borrower as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and including the Prepayment Premium and Default Premium, if applicable.

“Organization Documents” means, as applicable, for any Person, such Person’s articles or certificate of incorporation, by-laws, memorandum and articles of association, partnership agreement, trust agreement, certificate of limited partnership, articles of organization, certificate of formation, shareholder agreement, voting trust agreement, operating agreement, subscription agreement, side letters, if any, limited liability company agreement and/or analogous documents.

“Permitted Debt” has the meaning specified in Section 5.02(a).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Prepayment Premium” means, with respect to a repayment pursuant to Section 2.08, an amount equal to 25% of the outstanding principal amount of the Term Loans on the date of repayment.

“Qualified Offering” means collectively, (i) a firm commitment underwritten initial public offering of the common stock of Borrower which results not later than 167 calendar days after the Closing Date in gross proceeds to Borrower of at least $16,900,000 at a pre-Qualified Offering valuation of at least $36,000,000 (exclusive of the Term Loans and their subsequent conversion pursuant to Article VIII), (ii) contemporaneously with which the Borrower becomes an entity whose common stock is listed on the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market, (iii) conducted by Laidlaw or another underwriter acceptable to Borrower and Required Lenders, (iv) in which shareholders of the Borrower as of the date of this Agreement invest not less than $9,400,000 in the Qualified Offering or on the terms of the Qualified Offering in a concurrent private placement but are not granted registration rights with respect to the common stock so acquired and, in any case, will be subject to the underwriters lockup imposed in connection with the Qualified Offering, which lockup shall not be more than 180-days and (v) which Qualified Offering is consistent with the post Qualified Offering capitalization set forth on Schedule 4.01(i) hereto.

“Required Lenders” means Lenders representing at least 51% of the outstanding principal amount of the Term Loans.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities” means collectively the Term Loans and Conversion Shares.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Security Agent” has the meaning specified in the preamble hereto or his replacement.

“Subordination Agreement” means the Subordination Agreement, dated as of the date hereof, among the Borrower, the subordinated lenders listed on Annex D hereto, and Titan Multi-Strategy Fund I, LTD., as agent for the Lenders.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Borrower.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loans” means the term loans made pursuant to Section 2.01(a).

“UCC” means Uniform Commercial Code in effect in the State of New York and any other applicable jurisdiction.

SECTION 1.02.         Times of Day. Unless otherwise specified, all references herein to times of day shall be references to local time in New York City, New York.

SECTION 1.03.         Principles of Construction

(a)          The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Facility Document), (ii) except to the extent consent of the Required Lenders is required as provided herein, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Facility Document, shall be construed to refer to such Facility Document in its entirety and not to any particular provision thereof, (iv) all references in a Facility Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Facility Document in which such references appear, and (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

(b)          In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c)          Section headings herein and in the other Facility Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Facility Document.

(d)          When used herein the terms Accessions, Account, Certificated Securities, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, General Intangibles, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Rights, Payment Intangible, Proceeds, Promissory Notes, Securities Account, Security Entitlement, Supporting Obligations and Uncertificated Securities have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. Letter of Credit has the meaning provided in Section 5-102 of the UCC.

ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01.         The Loan. Subject to the terms and conditions set forth herein, each Lender, severally and not jointly, agrees to make a loan in Dollars to Borrower in the amount set forth opposite such Lender’s name on Annex A (the “Term Loans”), by wire transfer in immediately available funds to the account as set forth in the Escrow Agreement, the terms of which are incorporated herein by this reference or by surrender of outstanding promissory notes of the Company of not more than $500,000 in principal. The surrender of notes for Term Loans pursuant to the preceding sentence shall be on a dollar-for-dollar basis. The aggregate original principal amount of the Term Loans shall be equal to $4,000,000 plus, if applicable, any accrued and unpaid interest on the principal amount of surrendered promissory notes. Amounts borrowed hereunder and repaid or prepaid may not be reborrowed.

SECTION 2.02.         Repayment of Loan. Borrower shall repay to the Lenders on the Maturity Date the principal amount of the Term Loans outstanding on such date, accrued but unpaid interest thereon and all other outstanding Obligations unless earlier converted in accordance with Article VIII.

SECTION 2.03.         Interest.

(a)          Ordinary Interest. Borrower shall pay interest on the unpaid principal amount of the Term Loans, from the Closing Date until such principal amount shall be paid in full, at a rate per annum equal to the Applicable Rate. Interest shall be payable in arrears on the Maturity Date unless earlier converted in accordance with Article VIII hereof. Interest shall be computed on a year of 360 days and actual days elapsed in the period for which interest is payable. Interest (including the default interest set forth below) shall be due and payable before and after judgment or the commencement of any proceeding under any Debtor Relief Law.

(b)          Default Interest. If any Event of Default shall have occurred, Borrower shall pay interest on the Term Loans at a rate per annum equal at all times to fifteen percent (15%), from the day of such Event of Default, payable on demand (and in any event in arrears on the date such amount shall be paid in full).

SECTION 2.04.         Maximum Interest.  To the extent it may lawfully do so, Borrower hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any claim, action or proceeding that may be brought by any Lender in order to enforce any right or remedy under any Facility Document. Notwithstanding any provision to the contrary contained in any Facility Document, it is expressly agreed and provided that the total liability of Borrower under the Facility Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Lawful Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that Borrower may be obligated to pay under the Facility Documents exceed such Maximum Lawful Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Facility Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Lawful Rate applicable to the Facility Documents from the Closing Date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Lawful Rate is paid by Borrower to any Lender with respect to indebtedness evidenced by the Facility Documents, such excess shall be applied by such Lender to the unpaid principal balance of any such indebtedness or be refunded to Borrower, the manner of handling such excess to be at such Lender’s election.

SECTION 2.05.         Prepayments of Loan. Except as set forth in this Agreement, Borrower may not prepay all or any portion of the outstanding principal amounts of the Term Loans or the accrued and unpaid interest without the prior written consent of the Required Lenders.

SECTION 2.06.         Evidence of Debt.

(a)          The records maintained by the Lenders regarding the Term Loans shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of the Lenders to maintain such records or any error therein shall not in any manner affect the obligation of Borrower to repay the Obligations in accordance with their terms.

(b)          No promissory note shall be required to evidence the Term Loans. Upon the request of the Required Lenders, Borrower shall execute and deliver to each Lender a promissory note, which shall evidence the Term Loans in addition to such records.

SECTION 2.07.         Payments and Computations.

(a)          Borrower shall make each payment hereunder not later than 5:00 PM on the day when due in Dollars to the Lenders in immediately available funds. All payments received by the Lenders after 5:00 PM shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. All payments shall be made pro rata among the Lenders based on the outstanding principal amount of the Term Loans made by each Lender.

(b)          Whenever any payment hereunder would be due on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or any fees, as the case may be.

(c)          All payments (including prepayments and any other amounts received hereunder and payments and amounts received in connection with the exercise of the Lenders’ rights after an Event of Default) made by or on behalf of Borrower under any Facility Document shall be applied in the following order: (i) to any expenses and indemnities payable by Borrower to the Lenders; (ii) the Prepayment Premium and Default Premium, as applicable and without duplication; (iii) to any accrued and unpaid interest and fees due; (iv) to principal payments on the outstanding Term Loans; and (v) to the extent of any excess, to the payment of all other Obligations.

SECTION 2.08.         Mandatory Prepayments.

Upon any Major Disposition by Borrower, Borrower shall, within two (2) Business Days of Borrower’s receipt of the proceeds of such Major Disposition, satisfy the entire outstanding principal amount of the Term Loans, all accrued and unpaid interest thereon, and all other components of the Obligations together with the Prepayment Premium.

ARTICLE III

CONDITIONS OF LENDING

SECTION 3.01.         Conditions Precedent

(a)          The obligation of each Lender to make the Term Loans is subject to satisfaction of the following conditions precedent:

(i)          Each Lender shall have received duly executed counterparts of this Agreement and Escrow Agreement.

(ii)         Each other Lender shall have funded the amount set forth opposite each such other Lender’s name on Annex A in accordance with Section 2.01.

(iii)        The representations and warranties of the Borrower contained herein shall be true and correct in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) or in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) on the date of this Agreement and on the Closing Date (unless as of a specific date therein in which case they shall be true and correct as of such date).

(iv)        There shall have been no Material Adverse Effect with respect to the Borrower since the date hereof.

(v)         Secretary’s certificate containing (i) copies of the text of the resolutions by which the corporate action on the part of the Borrower necessary to approve this Agreement and the other documents and the transactions and actions contemplated hereby and thereby, which shall be accompanied by a certificate of the corporate secretary or assistant corporate secretary of Borrower dated as of the Closing Date certifying to the Lenders that such resolutions were duly adopted and have not been amended or rescinded, (ii) an incumbency certificate dated as of the Closing Date executed on behalf of Borrower by its corporate secretary or one of its assistant corporate secretaries certifying the office of each officer of Borrower executing this Agreement, or any other agreement, certificate or other instrument executed pursuant hereto, and (iii) copies of (A) the Borrower’s Certificate of Incorporation and bylaws in effect on the Closing Date, and (B) the certificate evidencing the good standing of Borrower as of a day within five (5) Business Days prior to the Closing Date.

(vi)        The Security Agent shall have received a form of subordination agreement acceptable to the Borrower and Security Agent executed on behalf of the Borrower and the subordinated lenders identified on Annex D hereto

The acceptance of the Term Loans shall be deemed to be a representation and warranty by Borrower that the conditions specified in Section 3.01 have been satisfied on and as of the Closing Date. For the avoidance of doubt, Borrower is not required to accept any Term Loans unless and until the Escrow Agent has received $4,000,000 or, if any Lender has surrendered a promissory note to the Company pursuant to Section 2.01, $3,500,000, as payment for the Term Loans, and each Lender has delivered its duly executed counterpart to this Agreement to the Escrow Agent.

(b)          Borrower’s obligations under this Agreement, and the Lenders’ and Security Agent’s rights and remedies hereunder, including under Section 2.03, Article V, Article VI, Article VII, and Article VIII, shall have no force or effect until the Escrow Agent (i) has released $4,000,000 or, if any Lender has surrendered a promissory note to the Company pursuant to Section 2.01, $3,500,000, to or for the benefit of Borrower, and (ii) has deemed released from escrow the documents deposited in escrow in connection therewith as set forth in the Escrow Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.01.         Borrower Representations and Warranties. Borrower represents and warrants to the Lenders that:

(a)          Borrower (i) is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing in each other jurisdiction in which the conduct of its business requires it to so qualify or be licensed and where, in each case, failure so to qualify and be in good standing could have a Material Adverse Effect, and (iii) has all requisite company power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

(b)          The execution, delivery and performance by Borrower of this Agreement and the other Facility Documents to which Borrower is a party (when delivered) and the consummation of the transactions contemplated under the Facility Documents are within its company powers, have been duly authorized by all necessary company action, and do not and will not (i) contravene Borrower’s Organization Documents, (ii) contravene any contractual restriction binding on it or require any consent under any agreement or instrument to which it is a party or by which any of its properties or assets is bound, (iii) result in or require the creation or imposition of any material Liens upon any property or assets of Borrower, or (iv) violate any Law (including, but not limited to, the Securities Act and the Exchange Act and the regulations thereunder) or writ, judgment, injunction, determination or award, except, with respect to clauses (ii) – (iv), such conflicts, contraventions, violations, and Liens that would not reasonably be expected to result in a Material Adverse Effect.

(c)          Except for any filings to perfect the Security Agent’s security interest in the Collateral and such consents that have been obtained, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption or waiver by, any Governmental Authority or any other third party, is required to authorize, or is required in connection with, (i) the execution, delivery and performance by Borrower of any Facility Document, (ii) the creation or perfection of the security interest in the Collateral granted to the Lenders hereunder or (iii) the legality, validity, binding effect or enforceability of any Facility Document by the Lenders.

(d)          Borrower is in compliance with the requirements of all Laws and all material orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (ii) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(e)          This Agreement and the other Facility Documents that Borrower is party to are, and will be, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms. The security interest in the Collateral granted herein is a valid and binding security interest in the Collateral subject to no other liens or security interests other than Liens set forth on Schedule 4.01(e) or are otherwise of an immaterial nature.

(f)          No Default or Event of Default has occurred and is continuing.

(g)          Borrower owns all of the Collateral free and clear of Liens, other than Liens set forth on Schedule 4.01(e) or are otherwise of an immaterial nature.

(h)          Borrower has delivered to the Lenders an unaudited balance sheet, and the related unaudited statements of income or operations and cash flows for the period ended October 31, 2015. The Financial Statements fairly present in all material respects the financial condition and operating results of Borrower as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, Borrower has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to October 31, 2015; (ii) obligations under contracts and commitments incurred in the ordinary course of business; which, in all such cases, individually and in the aggregate would not reasonably be expected to have a Material Adverse Effect.

(i)          The capitalization of Borrower as of the date of this Agreement and the pro forma capitalization of the Borrower giving effect to the closing of the Qualified Offering (assuming the Borrower raises the minimum of $16,900,000 in the Qualified Offering) and the issuance of borrower’s securities in connection therewith are set forth on Schedule 4.01(i).

(j)          The Term Loans are duly authorized, and the Conversion Shares, when issued and paid for in accordance with the applicable Facility Documents upon closing of the Qualified Offering, will be duly authorized and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Borrower other than restriction on transfer arising pursuant to applicable securities laws.

(k)          Except as would not reasonably be expected to have a Material Adverse Effect, Borrower owns or licenses, believes it can license on commercially reasonable terms or otherwise has the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, authorizations and other intellectual property rights that are necessary for the operation of its business. Except with respect to intellectual property rights Borrower believes it can license on commercially reasonable terms or would not reasonably be expected to have a Material Adverse Effect, the use of the aforementioned intellectual property rights by Borrower does not, to the Borrower’s knowledge, infringe upon or conflict in any material respect with any federally registered and issued intellectual property owned by any other Person. Except as would not reasonably be expected to have a Material Adverse Effect, Borrower has not received any communications alleging that Borrower has violated any Intellectual Property of any other Person.

(l)          There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Borrower, threatened against or affecting Borrower, or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Facility Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

(m)          Except as set forth on Schedule 4.01(m), none of the officers or directors of the Borrower and, to the knowledge of the Borrower, none of the employees of the Borrower is presently a party to any transaction with the Borrower (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Borrower, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Borrower, and (iii) other employee benefits, including stock option agreements under any stock option plan of Borrower.

(n)          Except as set forth on Schedule 4.01(n), no Person has any right to cause the Borrower to effect the registration under the Securities Act of any securities of the Borrower.

(o)          No registration under the Securities Act is required for the offer and sale of the Term Loans by the Borrower to the Lenders as contemplated hereby.

(p)          As of the date hereof, all Debt and Liens of the Borrower (other than Debt and Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or are otherwise of an immaterial nature) and the principal terms thereof are set forth on Schedule 4.01(p). Except as set forth on Schedule 4.01(p), as of the date of this Agreement and the Closing Date, no Debt or other equity of the Borrower is or will be senior to the Term Loans in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than indebtedness secured by purchase money security interests (which is senior only as to underlying assets covered thereby) and capital lease obligations (which is senior only as to the property covered thereby).

(q)          The Borrower has no Subsidiaries and does not hold any “securities” as such term is defined in the UCC.

(r)          Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, Borrower (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Borrower and Borrower knows of no basis for any such claim.

(s)          The foregoing representations and warranties shall survive the Closing.

SECTION 4.02.         Lender Representations and Warranties. Each Lender, severally and not jointly, represents and warrants to Borrower that:

(a)           Such Lender is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. Such Lender is acquiring the Securities for investment for its own account and not with a present view towards, or for resale in connection with, the public sale or distribution of the Securities, except pursuant to sales registered or exempted under the Securities Act.

(b)          Such Lender understands and acknowledges that the Securities, upon issuance, will be “restricted securities” under the federal securities laws inasmuch as they are being acquired from Borrower in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. In addition, such Lender represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(c)          Such Lender acknowledges that it can bear the economic and financial risk of its investment hereunder for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Such Lender has had an opportunity to ask questions and receive answers from Borrower regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of Borrower.

ARTICLE V

COVENANTS OF BORROWER

SECTION 5.01.         Affirmative Covenants. On and after the Closing Date and so long as any Obligations have not been indefeasibly paid in full or converted pursuant to Article VIII:

(a)          Existence and Conduct of Business. Except in connection with a Major Disposition, Borrower shall preserve renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization. Except in connection with a Major Disposition in connection with the Qualified Offering, Borrower will conduct its operations in the ordinary course of business consistent with its past practices.

(b)          Use of Proceeds. Borrower will use the proceeds of the Term Loans for working capital and general corporate purposes in the ordinary course of business.

(c)          Payment of Obligations. Borrower shall pay and discharge as the same shall become due and payable, all its obligations and liabilities, including: (i) all material Taxes, assessments, claims and governmental charges or levies imposed upon it or upon its property; provided, however, that Borrower shall not be required to pay or discharge any such tax, assessment, claim or charge that is being diligently contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; (ii) all material lawful claims which, if unpaid, would become a Lien on its property; and (iii) all material Debt, as and when due and payable.

(d)           Inspection Rights. Subject to the entry into of a non-disclosure and confidentiality agreement reasonably acceptable to Borrower, Borrower shall, at any reasonable time during normal business hours and upon reasonable prior notice, from time to time permit the Security Agent and its agent and representative (in each case, subject to Section 10.09) to (i) discuss the affairs, finances, assets and accounts of Borrower with any of Borrower’s officers, directors or other representatives and independent certified public accountants and (ii) examine and make copies of and abstracts from their records and books of account, all at the expense of Borrower; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than once per each six months; provided, further, however, in no event shall Borrower be required to provide access to any trade secrets, technical data or other commercially sensitive information.

(e)          Compliance with Laws. Borrower shall comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (ii) the failure to comply therewith would not reasonably be expected to result in a Material Adverse Effect.

(f)          Information Rights. As soon as available, but in any event within thirty (30) days after the end of each fiscal quarter, Borrower shall deliver to the Security Agent an unaudited balance sheet as at the end of such fiscal quarter, and the related unaudited statements of income or operations and cash flows for such fiscal quarter. Such financial statements shall be in a form consistent with the financial statements delivered to the Security Agent prior to the date hereof and need not comply with GAAP.

(g)          Security Interest. Borrower shall at all times maintain the Liens and security interest in the Collateral granted to the Security Agent hereunder as valid and perfected first priority Liens and security interests in the Collateral in favor of the Security Agent for the benefit of the Lenders. Borrower hereby agrees to defend the same against the claims of any and all Persons and entities. Borrower shall safeguard and protect all Collateral for the account of the Lenders.

(h)          Further Assurances. Borrower agrees to execute and/or deliver any additional agreements, documents and instruments, and take such further actions as may be reasonably requested by the Required Lenders and/or the Security Agent from time to time to carry out the intent of the Facility Documents. At the request of the Security Agent, Borrower will sign and deliver to the Security Agent on behalf of the Lenders at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Security Agent and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Security Agent to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, Borrower shall pay all fees, taxes and other amounts necessary to make any filing required hereunder, including without limitation, any financing statements pursuant to the UCC, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches, and to maintain the Collateral and the security interest in the Collateral granted to the Lenders hereunder, and Borrower shall obtain and furnish to the Security Agent from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the security interest in the Collateral granted to the Security Agent hereunder. Borrower shall promptly execute and deliver to the Security Agent such further deeds, mortgages, assignments, security agreements, or other instruments, documents, certificates and assurances and take such further action as the Security Agent may from time to time reasonably request to the extent necessary to perfect, protect or enforce the Security Agent’s security interest in the Collateral. The Security Agent is authorized to make any filings with any governmental agency it deems appropriate or necessary to perfect or protect the security interest in the Collateral.

(i)          Audits. Not later than February 7, 2016, Borrower shall have delivered complete and accurate consolidated audited financial statements prepared in accordance with generally accepted accounting principles in the United States for the two annual periods ending December 31, 2013 and December 31, 2014, and any reviewed stub periods, as are required by the SEC in connection with the Qualified Offering, by a certified PCAOB auditing firm reasonably acceptable to the Required Lenders; it being agreed that Peterson Sullivan LLP is reasonably acceptable to the Required Lenders.

(j)          Qualified Offering. Borrower will use its reasonable best efforts to consummate the Qualified Offering on or prior to the date that is 167 calendar days after the date hereof (the “End Date”).

(k)          No Financial Advisors. Borrower acknowledges and agrees that each of the Lenders is acting solely in the capacity of an arm’s length purchaser with respect to the Facility Documents and the transactions contemplated thereby. Borrower further acknowledges that no Lender is acting as a financial advisor or fiduciary of Borrower (or in any similar capacity) with respect to the Facility Documents and the transactions contemplated thereby and any advice given by any Lender or any of their respective representatives or agents in connection with the Facility Documents and the transactions contemplated thereby is merely incidental to the Lenders’ purchase of the Securities. Borrower further represents to each Lender that Borrower’s decision to enter into this Agreement and the other Facility Documents has been based solely on the independent evaluation of the transactions contemplated hereby by Borrower and its representatives.

(l)          Registration Rights. The parties hereto shall enter into a registration rights agreement with respect to the resale of the Conversion Shares on terms mutually acceptable to Borrower and the Required Lenders within (45) days of the Closing Date. Such registration rights agreement shall provide that Borrower must cause the registration statement covering the Conversion Shares to be declared effective by the SEC concurrently with the registration statement for the Qualified Offering, which effectiveness shall be in a condition precedent to the Automatic Conversion as provided in Section 8.01. In no event shall the Lenders have any piggyback rights with respect to the Qualified Offering or rights to participate in the underwritten offering contemplated by the Qualified Offering.

(m)          Bad Actor Disqualification Notification. Borrower will notify the Security Agent in writing, prior to the Closing Date of (i) any Disqualification Event described in Rule 506(d)(1)(i) to (vii) under the Securities Act except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person. Issuer Covered Person shall mean any officer of Borrower participating in the offering hereunder, any beneficial owner of 20% or more of Borrower’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with Borrower in any capacity at the time of sale.

SECTION 5.02.         Negative Covenants. So long as any Obligations have not been indefeasibly paid in full or converted pursuant to Article VIII, without the prior written consent of the Required Lenders:

(a)          Additional Debt. Borrower shall not, directly or indirectly, create, incur or assume any Debt, other than (i) Debt created under the Facility Documents, (ii) trade payables not more than 120 days past due, (iii) Debt that is outstanding on the date hereof, and (iv) other Debt not to exceed $100,000 in the aggregate (clauses (i) – (iv) collectively, “Permitted Debt”).

(b)          Liens. Except in connection with a Major Disposition, Borrower shall not, directly or indirectly, create, incur or assume any Lien upon any Collateral, whether now owned or hereafter acquired, except (i) Liens created under the Facility Documents, (ii) Liens that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or are otherwise of an immaterial nature and (iii) purchase money security interests in property acquired using Permitted Debt.

(c)          Mergers, Etc. Except in connection with a Major Disposition, without the prior consent of the Lenders, Borrower shall not, directly or indirectly, merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of, whether in one transaction or in a series of transactions, all or substantially all of the property and assets (whether now owned or hereafter acquired) of Borrower to any Person.

(d)          Investments. Borrower shall not hold any material Investments except Investments by Borrower outstanding on the date hereof.

(e)          Transaction with Affiliates. Borrower shall not enter into any material transaction of any kind with any Affiliate of Borrower, other than in the ordinary course of business on fair and reasonable terms substantially as favorable to Borrower as would be obtainable by Borrower at the time in a comparable arm’s length transaction with a Person other than an Affiliate.

(f)          Prepay Debt. Except in connection with a Major Disposition, Borrower shall not prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt of Borrower.

(g)          Change Name, Status, Jurisdiction, Tradename. Borrower shall not change its name, change its corporate status or jurisdiction, or use any trade name without delivering written notice to the Lenders at least twenty (20) days prior to the effectiveness of such change or use.

(h)          Disposition of Assets. Borrower shall not dispose of any interest in any Collateral, except for (i) any Major Disposition in accordance with Section 2.08, and (ii) any other Disposition that is not a Major Disposition of the Collateral to a third party in an arms-length transaction on terms fair and reasonable to Borrower as determined by Borrower’s board of directors in its sole discretion.

(i)          Capital Stock. Borrower will not issue any shares of its capital stock or grant or issue any securities convertible into shares of its capital stock, except for any issuances of capital stock pursuant to (i) Borrower’s equity incentive plan, (ii) any option or convertible security outstanding on the date hereof, (iii) issuances approved by the Required Lenders, and (iv) any transaction or agreement with one or more persons, firms or entities designated as a “strategic partner” of the Borrower, as determined in good faith by the Board of Directors of the Borrower, provided that each such person, firm or entity is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Borrower and in which the Borrower receives benefits in addition to the investment of funds, but shall not include a transaction in which the Borrower is issuing securities primarily for the purpose of raising capital or to one or more persons or entities whose primary business is investing in securities; provided that any such issuance of capital stock pursuant to the foregoing clause (iv) shall be at a price per share equal to the conversion price then in effect for the Borrower’s outstanding shares of Series A Preferred Stock and shall be attributed to “Existing PhaseRx Shareholders” in the pro forma capitalization of the Borrower set forth on Schedule 4.01(i).

ARTICLE VI

SECURITY INTEREST

SECTION 6.01.         Granting of Security Interest. Borrower hereby pledges, assigns and grants to the Security Agent for the benefit of the Lenders a first priority security interest in and lien on, and a right of set-off against, the following property and assets, whether now or hereafter existing, owned or acquired by Borrower (collectively, the “Collateral”) other than Excluded Collateral, to secure the payment and the performance of all the Obligations:

(a)	Accounts;

(b)	Chattel Paper;

(c)	Commercial Tort Claims;

(d)	Deposit Accounts;

(e)	Documents;

(f)	General Intangibles;

(g)	Goods;

(h)	Inventory;

(i)	Equipment;

(j)	Instruments;

(k)	Intellectual Property;

(l)	Investment Property;

(m)	Letter-of-Credit Rights and Letters of Credit;

(n)	Reserved;

(o)	Supporting Obligations;

(p)          all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 6.01;

(q)          all Accessions to, Proceeds, substitutions and replacements of the foregoing and, to the extent not otherwise included, (i) all payments under insurance (whether or not the Security Agent is the loss payee thereof) other than directors and officers insurance and (ii) all tort claims; and

(r)          all other property and rights of every kind and description and interests therein.

The parties hereto agree that, as of the date of this Agreement, the “Excluded Collateral” consists of the Intellectual Property set forth on Annex E attached hereto.

SECTION 6.02.         Proceeds. Except as permitted to be distributed to Borrower pursuant to the terms herein, (a) any property received by Borrower, which shall comprise such Accessions to, Proceeds, additions, substitutes and replacements for, or proceeds of, the Collateral, shall, after the occurrence and during the continuance of an Event of Default, be held in trust for the Lenders, and (y) any cash proceeds of the Collateral shall, after the occurrence and during the continuance of an Event of Default, be held in trust for the Lenders.

SECTION 6.03.         Authorization to File Financing Statements. Borrower hereby authorizes the Security Agent to file financing statements or take any other action required to memorialize or perfect the Security Agent’s security interests in the Collateral, without notice to Borrower, with all appropriate jurisdictions to perfect or protect the Lenders’ interest or rights under the Facility Documents, including a notice that any disposition of the Collateral, except to the extent permitted by the terms of this Agreement, by Borrower, or any other Person, shall be deemed to violate the rights of the Lenders or the Security Agent under the UCC. Security Agent shall provide written notice to Borrower of the filing of any financing statement promptly after the filing thereof.

SECTION 6.04.         Appointment of Security Agent. The Lenders hereby appoint Security Agent to act as their agent (the “Security Agent”) for purposes of exercising any and all rights and remedies of the Lenders hereunder. Such appointment shall continue until revoked in writing by the Required Lenders, at which time the Required Lenders shall appoint a new agent. The Security Agent shall have the rights, responsibilities and immunities set forth in Annex C hereto.

ARTICLE VII

EVENTS OF DEFAULT

SECTION 7.01.         Events of Default. If any of the following events (“Events of Default”) shall occur:

(a)          Borrower shall fail to pay when due (i) any of the outstanding principal of the Term Loans, or (ii) accrued interest on the Term Loans or other amounts or fees owing pursuant to any of the Facility Documents, and, in the case of clause (ii), such failure continues for three (3) days after the due date; or

(b)          Except for the non-occurrence of the firm commitment underwritten initial public offering component of the Qualified Offering and the other components of the Qualified Offering contingent on such public offering, Borrower shall fail to perform or observe in any material respect any term, covenant, or agreement contained in any Facility document and such failure if susceptible to cure shall continue for ten (10) days after receipt of written notice thereof from the Security Agent or Required Lenders; or

(c)           (i) any Facility Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder, ceases to be in full force and effect; (ii) Borrower contests in any manner the validity or enforceability of any Facility Document; or (iii) Borrower denies that it has any or further liability or obligation under any Facility Document; or

(d)           (i) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of Borrower and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; (ii) Borrower institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; (iii) any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of Borrower and the appointment continues undischarged or unstayed for thirty (30) calendar days; (iv) any proceeding under any Debtor Relief Law relating to Borrower or to all or any material part of its property is instituted without the consent of Borrower and continues undischarged or unstayed for thirty (30) calendar days, or an order for relief is entered in any such proceeding; or (v) Borrower shall take any action to authorize any of the actions set forth above in this Section 7.01(d);

(e)          except as otherwise provided or permitted herein, the Lenders cease to have a first priority perfected Lien in a material portion of the Collateral;

(f)          there is entered against the Borrower (i) one or more final judgments or orders for the payment of money in an aggregate amount exceeding $100,000 (as to all such judgments or orders), and (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(g)          the occurrence of an Event of Default with respect to fewer than all of the Lenders;

then, and in any such event, the Required Lenders may declare the Term Loans, all accrued interest thereon, all fees and all other accrued amounts payable under this Agreement and the other Facility Documents to be forthwith due and payable, whereupon the (i) Term Loans, (ii) all such interest and fees and (iii) all such other amounts hereunder plus (iv) an additional amount equal to 25% of the outstanding principal amount of the Term Loans (the “Default Premium”) (the sum of (i) – (iv), the “Default Amount”) shall become and be forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that upon the occurrence of any event in Section 7.01(d), the Default Amount shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower.

SECTION 7.02.         Rights and Remedies.

(a)          Following acceleration of the Term Loans pursuant to Section 7.01 after the occurrence of an Event of Default, the Security Agent may, on behalf of the Lenders, exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a Secured Party (as defined in Article 9 of the UCC) on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:

(i)          take possession of any Collateral not already in the possession of a Lender without demand and without legal process;

(ii)         require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of the Security Agent forthwith, assemble all or part of the Collateral as directed by the Security Agent and make it available to the Security Agent at a place to be designated by the Security Agent that is reasonably convenient to both Borrower and the Security Agent;

(iii)        enter onto the property where any Collateral is located and take possession thereof without demand and without legal process;

(iv)        without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at the Security Agent’s office or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Security Agent may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Security Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Security Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)          All cash proceeds received by the Security Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied to the Term Loans in the order set forth in Section 2.07 (c).

(c)          The Security Agent may:

(i)          transfer all or any part of the Collateral into the name of the Security Agent or the Lenders, with or without disclosing that such Collateral is subject to the Lien hereunder;

(ii)         notify the parties obligated on any of the Collateral to make payment to the Lenders or the Security Agent on behalf of the Lenders of any amount due or to become due thereunder;

(iii)        withdraw, or cause or direct the withdrawal, of all funds from any Deposit Account or Securities Account of Borrower;

(iv)        enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto;

(v)         endorse any checks, drafts, or other writings in Borrower’s name to allow collection of the Collateral;

(vi)        take control of any proceeds of the Collateral;

(vii)       use, license or sublicense following an Event of Default, any Intellectual Property now owned or hereafter acquired by Borrower; and

(viii)      execute (in the name, place and stead of Borrower) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

ARTICLE VIII

CONVERSION

SECTION 8.01.         Conversion of Term Loans. Subject to the other terms and provisions of this Article VIII, upon the closing of the Qualified Offering, and compliance by Borrower with all components comprising the Qualified Offering and provided that all Conversion Shares to be issued hereunder are registered for resale pursuant to an effective registration statement on Form S-1, the entire outstanding principal amount of Term Loans together with all accrued and unpaid interest thereon shall automatically convert, without any action on the part of the Lenders, into shares of common stock of Borrower as are issued in the Qualified Offering at a conversion price equal to 80% of the Qualified Offering price (an “Automatic Conversion”). Upon such Automatic Conversion, each Investor shall be deemed to be a purchaser in the Qualified Offering and shall be granted all rights afforded to a purchaser in the Qualified Offering. Upon such Automatic Conversion, Articles II, V, VI, and VII shall be of no further force and effect.

SECTION 8.02.         Conversion Limitation. Notwithstanding Section 8.01, in no event shall any portion of the Obligations due and owing to a Lender convert into Common Stock if it would cause such Lender’s “beneficial ownership” (within the meaning of Section 13(d) of the Exchange Act), when taken together with other securities of Borrower owned by such Lender (together with the Lender’s Affiliates, and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates), to exceed, at the written election of such Lender, either 4.99% or 9.99% of the outstanding Common Stock (the “Beneficial Ownership Limitation”). In such event, the portion of the Obligations that would cause such Lender to exceed the Beneficial Ownership Limitation, shall instead be converted into a “common stock equivalent” preferred stock or special warrants which shall have terms customary for “common stock equivalent” preferred stock or special warrants, as applicable, including, convertibility into a number of shares of common stock that such Lender would have received under this Article VIII but for the Beneficial Ownership Limitation, a Section 13(d) conversion blocker, participation rights with respect to dividends and distributions on the common stock, and customary anti-dilution adjustments for stock splits, reverse splits, stock dividends and similar events.

ARTICLE IX

Indemnification

SECTION 9.01.         Indemnification. Subject to the provisions of this Section, Borrower will indemnify and hold each Lender and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Lender (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Indemnified Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Borrower in this Agreement or in the other Facility Documents or (b) any action instituted against Indemnified Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of Borrower who is not an Affiliate of such Indemnified Party, with respect to any of the transactions contemplated by the Facility Documents (unless such action is based upon a breach of such Indemnified Party’s representations, warranties or covenants under the Facility Documents or any agreements or understandings such Indemnified Party may have with any such stockholder or any violations by such Indemnified Party of state or federal securities laws or any conduct by such Indemnified Party which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify Borrower in writing, and Borrower shall have the right to assume the defense thereof with one counsel of its own choosing reasonably acceptable to the Indemnified Party. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by Borrower in writing, (ii) Borrower has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of Borrower and the position of such Indemnified Party, in which case Borrower shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. Borrower will not be liable to any Indemnified Party under this Agreement (y) for any settlement by a Indemnified Party effected without Borrower’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party’s breach of its representations, warranties or covenants under the Facility Documents, or any violations by such Indemnified Party of state or federal securities laws or any conduct by such Indemnified Party which constitutes fraud, gross negligence, willful misconduct or malfeasance. The indemnification required by this Section 9.01 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Indemnified Party against Borrower or others and any liabilities Borrower may be subject to pursuant to law.

ARTICLE X

MISCELLANEOUS

SECTION 10.01.         Amendments. No amendment of any provision of this Agreement or any other Facility Document shall be effective unless in writing signed by the Required Lenders and Borrower.

SECTION 10.02.         Notices; Effectiveness; Electronic Communications.

(a)          Notices Generally. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, email, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, email receipt or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to Borrower, to: PhaseRx, Inc., 410 W. Harrison Street, Suite 300, Seattle, Washington 98119, Attn: Robert Overell, CEO, email: robert@phaserx.com, with a copy by personal delivery, fax or email only, to: Haynes and Boone, LLP, 30 Rockefeller Plaza, 26th Floor, New York, NY 10112, Attn: Rick Werner, Esq., fax: (212) 884-8234, email: Rick.Werner@haynesboone.com, and (ii) if to the Lenders or Security Agent, to: the addresses and fax numbers indicated on the signature pages hereto, with an additional copy by personal delivery, fax or email only, to (which shall not constitute notice): Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, fax: (212) 697-3575, email: counslers@aol.com.

SECTION 10.03.         Waiver. No waiver of any provision of this Agreement or any other Facility Document and no consent to any departure by Borrower therefrom shall be effective unless in writing signed by the Required Lenders and Borrower, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No waiver or consent by any party shall operate or be construed as a waiver or consent in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure on the part of a Lender to exercise, and no delay in exercising any right hereunder or under any other Facility Document shall operate as a waiver thereof nor shall the single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of a Lender to any other or further action in any circumstances without notice or demand.

SECTION 10.04.         Equal Treatment of Lenders. No consideration (including any modification of any Facility Documents) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provisions related to the Term Loans and Facility Documents unless the same consideration is also offered to all Lenders. All payments hereunder shall be made pro rata among the Lenders based on the portion of the Term Loans funded by each Lender as set forth on Annex A.

SECTION 10.05.         Costs and Expenses. Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Lenders and their Affiliates (including the reasonable fees, charges and disbursements of counsel) in connection with the credit facilities provided for herein the preparation, negotiation, execution, delivery and administration of the Facility Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and for being Escrow Agent in the amount set forth in the Escrow Agreement, (ii) all out-of-pocket expenses incurred by the Lenders (including the fees, charges and disbursements of any counsel), in connection with the enforcement or protection of its rights in connection with this Agreement and the other Facility Documents, including their rights under this Section 10.05, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Term Loans, and (iii) the fees, expenses and other obligations of the Borrower pursuant to the placement agent agreement between the Borrower and Palladium Capital Advisors LLC dated December 17, 2015. Borrower will also, upon demand, pay to the Security Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Security Agent, for the benefit of the Lenders, may incur in connection with (a) the enforcement of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (c) the exercise or enforcement of any of the rights of the Lenders under the Facility Documents.

SECTION 10.06.         Governing Law; Submission to Jurisdiction.

(a)          Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Facility Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Facility Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Facility Documents), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Facility Documents, then, in addition to the obligations of Borrower, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(b)          WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FACILITY DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.06(d).

SECTION 10.07.         Severability. In case any provision in this Agreement or any other Facility Document shall be held to be invalid, illegal or unenforceable, such provision shall be severable from the rest of this Agreement or such other Facility Document, as the case may be, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 10.08.         Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Facility Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by PDF shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.09.         Confidentiality. Each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to such Lender’s Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies under any Facility Document or any action or proceeding relating to any Facility Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.09, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Borrower or the Obligations, (g) with the consent of Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to such Lender, or any of its Affiliates on a nonconfidential basis from a source other than Borrower.

For purposes of this Section, “Information” means any and all information received from Borrower hereof relating to Borrower or its business. Any Person required to maintain the confidentiality of Information as provided in this Section 10.09 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information, but in no event less than a reasonable degree of care. Each Lender acknowledges that (i) Borrower is under no obligation to disclose Information except as expressly provided herein and (ii) such Lender may be required to enter into further non-disclosure agreements in order to receive certain Information in Borrower’s possession that are subject to confidentiality obligations owed to third parties. Notwithstanding anything contained herein to the contrary, the provisions of this Section 10.09 shall survive the repayment of the Term Loans, any conversion of the Term Loans into capital stock of Borrower or any termination of this Agreement.

SECTION 10.10.         Cumulative Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Lenders and Borrower will be entitled to specific performance under the Facility Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Facility Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

SECTION 10.11.         Independent Nature of Lenders’ Obligations and Rights. The obligations of each Lender under any Facility Document are several and not joint with the obligations of any other Lender, and no Lender shall be responsible in any way for the performance or non-performance of the obligations of any other Lender under any Facility Document. Nothing contained herein or in any other Facility Document, and no action taken by any Lender pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Facility Documents. Each Lender shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Facility Documents, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. Each Lender has been represented by its own separate legal counsel in its review and negotiation of the Facility Documents. For reasons of administrative convenience only, each Lender and its respective counsel have chosen to communicate with Borrower through Grushko & Mittman, P.C. Borrower has elected to provide all Lenders with the same terms and Facility Documents for the convenience of Borrower and not because it was required or requested to do so by any of the Lenders. It is expressly understood and agreed that each provision contained in this Agreement and in each other Facility Document is between Borrower and a Lender, solely, and not between Borrower and the Lenders collectively and not between and among the Lenders. In the event circumstances do not enable or allow Borrower to fulfill its obligation in full to all Lenders, then Borrower shall fulfill its obligations to multiple Lenders having the same rights, pro rata to each such affected Lender’s Subscription Amount actually delivered to Borrower.

SECTION 10.12.         Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Facility Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Facility Documents or any amendments thereto. In addition, each and every reference to share prices and shares of common stock in any Facility Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the common stock that occur after the date of this Agreement.

SECTION 10.13.         Absolute Obligation. Except as expressly provided herein, no provision of this Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on the Term Loan at the time, place, and rate, and in the coin or currency, herein prescribed. The Term Loan is a direct debt obligation of Borrower. The Term Loan ranks pari passu with all other Term Loans now or hereafter issued under the terms set forth herein.

SECTION 10.14.         Entire Agreement. THIS AGREEMENT AND THE OTHER FACILITY DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[END OF TEXT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers or representatives thereunto duly authorized, as of the date first above written.

BORROWER:

PhaseRx, Inc.
as Borrower

By:	/s/ Robert Overell

Name:	Robert Overell

Title:	President & CEO

Security Agent:

Titan Multi-Strategy Fund I, LTD.

By:	/s/ Jonathan Honig

Name:	Jonathan Honig

Title:	Manager

Address:	4263 NW 61st Lane
Boca Raton, Fl 33496
Fax: 561-241-4749

[Signature pages of Lenders follow]

Signature Page to Loan and Security Agreement

 [SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: RIDING THE BULL LLC

Signature of Authorized Signatory of Lender: /s/ Mark E Groussman

Name of Authorized Signatory: Mark E Groussman

Title of Authorized Signatory: Manager

Email Address of Authorized Signatory: ######@##############.###

Facsimile Number of Authorized Signatory: ________________________________________

State of Residence of Lender: ___##_____________________________________________

Address for Notice to Lender: __#### ## ##### #####, ##### #####, ## #####___________

_________________________________________________________________________

_________________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_________________________________________________________________________

_________________________________________________________________________

Principal Amount: __$1,050,000______________

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: _Alpha Capital Anstalt _________

Signature of Authorized Signatory of Lender: _/s/ Konrad Ackermann___________________

Name of Authorized Signatory: Konrad Ackermann__________________________________

Title of Authorized Signatory: _Director__________________________________________

Email Address of Authorized Signatory: __________________________________________

Facsimile Number of Authorized Signatory: __Fax: ###-###-####_______________________

State of Residence of Lender: #############

Address for Notice to Lender: ALPHA CAPITAL ANSTALT

############ ##

#### #####

############ ## #############

e-mail: ####@###########.###

Address for Delivery of Securities to Lender (if not same as address for notice):

ALPHA CAPITAL ANSTALT

c/o ## ######### ######## ####.

### ####### ###### ##### ####

### ####, ## #####

Principal Amount: __$500,000________________________

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Titan Multi-Strategy Fund I, LTD

Signature of Authorized Signatory of Lender: /s/ Jonathan Honig

Name of Authorized Signatory: Jonathan Honig

Title of Authorized Signatory: Manager

Email Address of Authorized Signatory: #############@###.###

Facsimile Number of Authorized Signatory: ###-###-####

State of Residence of Lender: #######

Address for Notice to Lender: #### ## #### ####

#### #####, ## #####

Address for Delivery of Securities to Lender (if not same as address for notice):

_________________________________________________________________________

_________________________________________________________________________

Principal Amount: $500,000

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Chesed Found Ltd.

Signature of Authorized Signatory of Lender: /s/ Menachem Goldshmid

Name of Authorized Signatory: Menachem Goldshmid

Title of Authorized Signatory: Director

Email Address of Authorized Signatory: ############@#####.###

Facsimile Number of Authorized Signatory: _______________________________________

State of Residence of Lender: ######

Address for Notice to Lender: #### ###, ### #####. ##. ####### ########. # ### #####

######. #######.

#### ####

Address for Delivery of Securities to Lender (if not same as address for notice):

_________________________________________________________________________

_________________________________________________________________________

Principal Amount: $400,000.000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Fame Associates

Signature of Authorized Signatory of Lender: /s/ Abraham H. Fruchthandler

Name of Authorized Signatory: Abraham H. Fruchthandler

Title of Authorized Signatory: General Partner

Email Address of Authorized Signatory: ###@##########.###

Facsimile Number of Authorized Signatory: ### ### ####

State of Residence of Lender: ### ####

Address for Notice to Lender: c/o ### ######, ### ######## #### #####

### ###, #.#. #####

_________________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_________________________________________________________________________

_________________________________________________________________________

Principal Amount: 250,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: H&M MACHINE Co.

Signature of Authorized Signatory of Lender: /s/ Hershel Parnes

Name of Authorized Signatory: HERSHEL PARNES

Title of Authorized Signatory: SECT/ TREAS

Email Address of Authorized Signatory: #####@########.###

Facsimile Number of Authorized Signatory: ________________________________________

State of Residence of Lender: _##_______________________________________________

Address for Notice to Lender: _________________________________________________

__## ### ###______________________________________________________________

__######, ## #####_________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_________________________________________________________________________

_________________________________________________________________________

Principal Amount: $250,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: KUYKENDALL ASSOCIATES, LLC & RETIREMENT TRUST, FREDERICK T KUYKENDALL III TRUSTEE

Signature of Authorized Signatory of Lender: /s/ Frederick T. Kuykendall III

Name of Authorized Signatory: Frederick T. Kuykendall III

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: ############@#####.###

Facsimile Number of Authorized Signatory: ________________________________________

State of Residence of Lender: _#######__________________________________________

Address for Notice to Lender: __________________________________________________

__## #### ###### #####_____________________________________________________

__######, ####### #####____________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

__#### ###### #####_______________________________________________________

__######, ####### #####____________________________________________________

Principal Amount: 250,000.00

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Israel Muller

Signature of Authorized Signatory of Lender: /s/ Israel Muller

Name of Authorized Signatory: Israel Muller

Title of Authorized Signatory: Self

Email Address of Authorized Signatory: #####@####.###

Facsimile Number of Authorized Signatory: #####@####.###

State of Residence of Lender: _######___________________________________________

Address for Notice to Lender: __________________________________________________

__# ####### #####_________________________________________________________

__#######, ## ######_______________________________________________________

__###### _________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_____Same________________________________________________________________

_________________________________________________________________________

Principal Amount: $150,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Robert S. Colman Trust UDT 3/13/85

Signature of Authorized Signatory of Lender: /s/ Robert S. Colman

Name of Authorized Signatory: Robert S. Colman

Title of Authorized Signatory: Trustee

Email Address of Authorized Signatory: #######@###############.###/ #####@###############.###

Facsimile Number of Authorized Signatory: _______________________________________

State of Residence of Lender: _#####____________________________________________

Address for Notice to Lender: __## ### ####, ####### ## #####______________________

_for overnight delivery: ## ##### ##### ##, ####### ## #####________________________

__**please confirm before sending**____________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

___________same__________________________________________________________

_________________________________________________________________________

Principal Amount: $150,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Joseph Hoch

Signature of Authorized Signatory of Lender: /s/ Joseph Hoch

Name of Authorized Signatory: Joseph Hoch

Title of Authorized Signatory: __________________________________________________

Email Address of Authorized Signatory: #####@##########.###

Facsimile Number of Authorized Signatory: ###-###-####_____________________________

State of Residence of Lender:    ### #####_________________________________________

Address for Notice to Lender: __## #### #### ########____________________________

     ###-## ###### ####, ##### ### _____________________________________________

     ### #######, ## #####____________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_________________________________________________________________________

_________________________________________________________________________

Principal Amount: $100,000

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Point Capital Inc.

Signature of Authorized Signatory of Lender: /s/ Eric Weisblum

Name of Authorized Signatory: Eric Weisblum

Title of Authorized Signatory: _President__________________________________________

Email Address of Authorized Signatory: ####@###############.###

Facsimile Number of Authorized Signatory: ###=###=####____________________________

State of Residence of Lender: _##_______________________________________________

Address for Notice to Lender: __### ##### ### #### #______________________________

__######### ## ##### _____________________________________________________

_________________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_______same______________________________________________________________

_________________________________________________________________________

Principal Amount: $100,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Mordechai Belsky

Signature of Authorized Signatory of Lender: /s/ Mordechai Belsky

Name of Authorized Signatory: Mordechai Belsky

Title of Authorized Signatory: Self_______________________________________________

Email Address of Authorized Signatory: ####@##########.###

Facsimile Number of Authorized Signatory: ________________________________________

State of Residence of Lender: _### ####__________________________________________

Address for Notice to Lender: __### ###### ### __________________________________

__########, ## ##### ______________________________________________________

_________________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_______same______________________________________________________________

_________________________________________________________________________

Principal Amount: $100,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: 2004 Leon Scharf Irrevocable Trust Corp

Signature of Authorized Signatory of Lender: /s/ Willy Beer

Name of Authorized Signatory: Willy Beer

Title of Authorized Signatory: _Investment Trustee__________________________________

Email Address of Authorized Signatory: #####@###############.###

Facsimile Number of Authorized Signatory:    ###-###-####

State of Residence of Lender:    ##________________________________________________

Address for Notice to Lender: __#### ######### ###. ##### ###, ########, ## #####_____

_______________________________________________________________________

    _______________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

____#### ######### ###. ##### ###, ########, ## #####__________________________

_________________________________________________________________________

Principal Amount: $50,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Max M. Mizrachi

Signature of Authorized Signatory of Lender: /s/ Max M. Mizrachi

Name of Authorized Signatory: Max M. Mizrachi

Title of Authorized Signatory: _Self______________________________________________

Email Address of Authorized Signatory: ####@####.###

Facsimile Number of Authorized Signatory: _(###) ###-####___________________________

State of Residence of Lender: _### ####__________________________________________

Address for Notice to Lender: __#### #### ### ###### ______ _______________________

########, ## ##### ________________________________________________________

_________________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_________________________________________________________________________

_________________________________________________________________________

Principal Amount: $50,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Erick Richardson

Signature of Authorized Signatory of Lender: /s/ Erick Richardson

Name of Authorized Signatory: Erick Richardson

Title of Authorized Signatory: _Self______________________________________________

Email Address of Authorized Signatory: ##@##################.###

Facsimile Number of Authorized Signatory: ________________________________________

State of Residence of Lender: _##_______________________________________________

Address for Notice to Lender: __##### ###### #### _______________________________

### ######, ## ##### ______________________________________________________

_________________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_________________________________________________________________________

_________________________________________________________________________

Principal Amount: 44,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Chaim Gross

Signature of Authorized Signatory of Lender: /s/ Chaim Gross

Name of Authorized Signatory: Chaim Gross

Title of Authorized Signatory: _Self______________________________________________

Email Address of Authorized Signatory: ##########@#####.###

Facsimile Number of Authorized Signatory:     ###-###-####

State of Residence of Lender: _##_______________________________________________

Address for Notice to Lender: __#### ########## ##, ########, ## #####______________

________________________________________________________________________

      ______________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

_________________________________________________________________________

_________________________________________________________________________

Principal Amount: $30,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

[SIGNATURE PAGE OF LENDERS TO LOAN AND SECURITY AGREEMENT]

Name of Lender: Jacob Maziar Arjang

Signature of Authorized Signatory of Lender: /s/ Jacob Maziar Arjang

Name of Authorized Signatory: Jacob Maziar Arjang

Title of Authorized Signatory: _Self______________________________________________

Email Address of Authorized Signatory: #######@########.###

Facsimile Number of Authorized Signatory: ___(###) ###-####_________________________

State of Residence of Lender: _### ####__________________________________________

Address for Notice to Lender: __## ####### #### _ _________________________________

##### ####, ## #####_______________________________________________________

_________________________________________________________________________

Address for Delivery of Securities to Lender (if not same as address for notice):

__## ####### #### ________________________________________________________

##### ####, ## #####______________________________________________________

Principal Amount: $26,000

Beneficial Ownership Limitation: [4.99% or 9.99%]: ____________________

Annex A

Lenders

Riding the Bull, LLC	$1,050,000
Alpha Capital Anstalt	$500,000
Titan Multi-Strategy Fund I, Ltd.[1]	$500,000
Chesed Found Ltd.	$400,000
Fame Associates	$250,000
H & M Machine Co.	$250,000
Kuykendall Associates, LLC Retirement Trust	$250,000
Muller, Israel	$150,000
Robert S. Colman Trust UDT 3/13/85	$150,000
Hoch, Joseph	$100,000
Point Capital, Inc.	$100,000
Belsky, Mordechai	$100,000
2004 Leon Scharf Irrevocable Trust Corp	$50,000
Mizrachi, Max	$50,000
Richardson, Erick	$44,000
Gross, Chaim	$30,000
Arjang, Jacob Maziar	$26,000
Total	$4,000,000

1 Titan Multi-Strategy Fund I, LTD.’s payment is being deemed paid by the cancellation of a promissory note, in the aggregate principal amount of $500,000, dated as of December 11, 2015, issued by the Company to Titan Multi-Strategy Fund I, LTD.

Annex B

Execution Copy

ESCROW AGREEMENT

This Agreement is dated as of the 21st day of December, 2015 among PhaseRx, Inc., a Delaware corporation (the “Company”), the parties identified on Schedule A hereto (each a “Lender”, and collectively “Lenders”), and Grushko & Mittman, P.C. (the “Escrow Agent”):

WITNESSETH:

WHEREAS, the Company and Lenders have entered into a Loan and Security Agreement calling for loans by the Lenders to the Company of an aggregate of $4,000,000; and

WHEREAS, the parties hereto require the Escrowed Payments (as defined below) to be delivered to the Escrow Agent, along with the other documents, instruments and payments hereinafter described, to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

NOW THEREFORE, the parties agree as follows:

ARTICLE I

INTERPRETATION

1.1.          Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Loan and Security Agreement shall have the meanings given to such terms in the Loan and Security Agreement. Whenever used in this Agreement, the following terms shall have the following respective meanings:

▪ “Agreement” means this Agreement and all amendments made hereto and thereto by written agreement between the parties;

▪ “Closing Date” shall have the meaning set forth in Section 1 of the Loan and Security Agreement;

▪ "Escrowed Payment" means an aggregate cash payment of $4,000,000 (or $3,500,000 in the circumstance described in Section 3.01(b) of the Loan and Security Agreement);

▪ “Loan and Security Agreement" means the Loan and Security Agreement (and the exhibits thereto) entered into or to be entered into by the parties in reference to the Loans;

▪ “Security Agent” shall mean Titan Multi-Strategy Fund I, LTD.;

▪ The Company executed Loan and Security Agreement and the annexes and schedules thereto are referred to as "Company Documents"; and

▪ Collectively, the Escrowed Payment, each Lender’s and Security Agent’s executed Loan and Security Agreement and the annexes and schedules thereto are referred to as "Lenders Documents".

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1.2.          Entire Agreement. This Agreement along with the Company Documents and the Lenders Documents to which the Lenders and the Company or Subsidiary are a party constitute the entire agreement between the parties hereto pertaining to the Company Documents and Lenders Documents and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof, except as specifically set forth in this Agreement, the Company Documents and the Lenders Documents.

1.3.          Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

1.4.          Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

1.5.          Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.6.          Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

1.7.          Specific Enforcement, Consent to Jurisdiction. The Company and Lenders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 1.6 hereof, each of the Company and Lenders hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

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ARTICLE II

DELIVERIES TO THE ESCROW AGENT

2.1.          Company Deliveries. On or before the Closing Date, the Company shall execute and deliver the Company Documents to the Escrow Agent.

2.2.          Lenders Deliveries. (i) On or before the Closing Date, Lenders shall execute and deliver the Lenders Documents, shall cause the Security Agent to execute and deliver the Loan and Security Agreement, and shall deliver the Escrowed Payment in cash, to the Escrow Agent. The Escrowed Payment will be delivered pursuant to the following wire transfer instructions:

Citibank, N.A.

1155 6th Avenue

New York, NY 10036

ABA Number: ####-#####

For Credit to: Grushko & Mittman, IOLA Trust Account

Account Number: ##########

2.3.          Intention to Create Escrow Over Company Documents and Lenders Documents. The Lenders and Company intend that the Company Documents and Lenders Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

2.4.          Escrow Agent to Deliver Company Documents and Lenders Documents. The Escrow Agent shall hold and release the Company Documents and Lenders Documents only in accordance with the terms and conditions of this Agreement.

ARTICLE III

RELEASE OF COMPANY DOCUMENTS AND LENDERS DOCUMENTS

3.1.          Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Company Documents and Lenders Documents as follows:

(a)          On the Closing Date, the Escrow Agent will simultaneously (A) release the Company Documents to the Lenders, (B) release the Lender Documents to the Company and (C) release (i) to Palladium Capital Advisors LLC the amounts to be paid to Palladium Capital Advisors LLC mutually agreed by Palladium Capital Advisors LLC and the Company, (ii) to itself the sum of $17,500 plus Escrow Agent’s documented, out-of-pocket costs for filing UCC financing statements (which shall be in full satisfaction of the Company’s obligations under clause (i) of Section 10.05 of the Loan and Security Agreement), (iii) such other amounts described in Section 10.05 of the Loan and Security Agreement pursuant to written instructions approved by the Company, Palladium Capital Advisors LLC and Security Agent, and (iii) to the Company, the balance of the Escrowed Payment. The Escrow Agent may request any written representations, certifications and documents in Escrow Agent’s absolute discretion before releasing any funds from escrow.

(b)          Notwithstanding the above, upon receipt by the Escrow Agent of joint written instructions (“Joint Instructions”) signed by the Company and the Lenders, it shall deliver the Company Documents and Lenders Documents in accordance with the terms of the Joint Instructions.

3

(c)          Anything herein to the contrary notwithstanding, upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a “Court Order”), the Escrow Agent shall deliver the Company Documents and Lenders Documents in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable.

3.2.          The Closing may take place on or before December 21, 2015. After December 21, 2015, the Escrow Agent will promptly return the applicable Company Documents to the Company and return the Lenders Documents to the Lenders.

3.3.          Acknowledgement of Company and Lenders; Disputes. The Company and the Lenders acknowledge that the only terms and conditions upon which the Company Documents and Lenders Documents are to be released are set forth in Sections 3 and 4 of this Agreement. The Company and the Lenders reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Lenders Documents. Any dispute with respect to the release of the Company Documents and Lenders Documents shall be resolved pursuant to Section 4.2 or by agreement between the Company and Lenders.

ARTICLE IV

CONCERNING THE ESCROW AGENT

4.1.          Duties and Responsibilities of the Escrow Agent. The Escrow Agent’s duties and responsibilities shall be subject to the following terms and conditions:

(a)          The Lenders and Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Lenders or Company is entitled to receipt of the Company Documents and Lenders Documents pursuant to any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person believed by the Escrow Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

(b)          The Lenders and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Lenders and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent’s partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent’s part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Lenders and Company under this Agreement and to no other person.

4

(c)          The Lenders and Company jointly and severally agree to reimburse the Escrow Agent for reasonable outside counsel fees, to the extent authorized hereunder and incurred in connection with the performance of its duties and responsibilities hereunder.

(d)          The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Lenders and the Company. Prior to the effective date of the resignation as specified in such notice, the Lenders and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Lenders Documents to a substitute Escrow Agent selected by the Lenders and Company. If no successor Escrow Agent is named by the Lenders and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Lenders Documents with the clerk of any such court.

(e)          The Escrow Agent does not have and will not have any interest in the Company Documents and Lenders Documents, but is serving only as escrow agent, having only possession thereof. The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Escrow Agreement.

(f)          This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

(g)          The Escrow Agent shall be permitted to act as counsel for the Lenders in any dispute as to the disposition of the Company Documents and Lenders Documents, in any other dispute between the Lenders and Company, whether or not the Escrow Agent is then holding the Company Documents and Lenders Documents and continues to act as the Escrow Agent hereunder.

(h)          The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

4.2.          Dispute Resolution: Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

(a)          If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Lenders Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Lenders Documents pending receipt of a Joint Instruction from the Lenders and Company, or (ii) deposit the Company Documents and Lenders Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Lenders and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Lenders Documents. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

5

(b)          The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Lenders and Company or to any other person, firm, corporation or entity by reason of such compliance.

ARTICLE V

GENERAL MATTERS

5.1.          Termination. This escrow shall terminate upon the release of all of the Company Documents and Lenders Documents or at any time upon the agreement in writing of the Lenders and Company.

5.2.          Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, email (including email transmission of a PDF file), telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, email receipt or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received), (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) if by e-mail upon confirmation of receipt by the recipient. The addresses for such communications shall be:

(a)          If to the Company, to:

PhaseRx, Inc.

410 W. Harrison Street, Suite 300

Seattle, Washington 98119

Attn: Robert Overell, CEO

Email: robert@phaserx.com

With a copy by personal delivery, fax or email only, to (which shall not constitute notice):

Haynes and Boone, LLP

30 Rockefeller Plaza, 26th Floor

New York, NY 10112

Attn: Rich Werner, Esq.

Fax: (212) 884-8234

Email: Rick.Werner@haynesboone.com

(b)          If to the Lenders: to: the addresses and fax numbers listed on Schedule A hereto.

With a copy by personal delivery, fax or email only, to (which shall not constitute notice):

6

Grushko & Mittman, P.C.

515 Rockaway Avenue

Valley Stream, New York 11581

Attn: Edward M. Grushko, Esq.

Fax: (212) 697-3575

Email: counslers@aol.com

(c)          If to the Escrow Agent, to:

Grushko & Mittman, P.C.

515 Rockaway Avenue

Valley Stream, New York 11581

Attn: Edward M. Grushko, Esq.

Fax: (212) 697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

5.3.          Interest. The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith. In the event the Escrowed Payment is deposited in an interest bearing account, any interest earned on the Escrowed Payment will be paid in the New York State Client Protection Fund or for a similar purpose.

5.4.          Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

5.5.          Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

5.6.          Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by e-mail transmission of a PDF or facsimile transmission and delivered by mail transmission of a PDF facsimile transmission.

5.7.          Agreement. Each of the undersigned states that he has read the foregoing Escrow Agreement and understands and agrees to it.

7

IN WITNESS WHEREOF, the undersigned have executed and delivered this Escrow Agreement, as of the date first written above.

COMPANY:
PHASERX, INC.
A Delaware corporation

By:
Name:
Title:

ESCROW AGENT:

GRUSHKO & MITTMAN, P.C.

8

[SIGNATURE PAGE OF LENDERS TO ESCROW AGREEMENT]

Name of Lender:
Signature of Authorized Signatory of Lender:
Name of Authorized Signatory:
Title of Authorized Signatory:
Email Address of Authorized Signatory:
Facsimile Number of Authorized Signatory:
State of Residence of Lender:

Address for Notice to Lender:

Address for Delivery of Securities to Lender (if not same as address for notice):

Principal Amount:

9

SCHEDULE A TO ESCROW AGREEMENT

LENDER AND ADDRESS	LOAN PRINCIPAL

Riding the Bull, LLC #### ## ##### ##### ##### #####, ## #####	$1,050,000

Alpha Capital Anstalt ########## ## ##-#### ##### ########## #############	$500,000

Titan Multi-Strategy Fund I, Ltd.[1] #### ## #### #### #### #####, ## #####	$500,000

Chesed Found Ltd. #### ###, ### ##### ##. ####### ######## # ### ##### ###### ####### #### ####	$400,000

Fame Associates c/o ### ####### ### ########, #### ##### ### ####, ## #####	$250,000

H & M Machine Co. ## ### ### ######, ## #####	$250,000

Kuykendall Associates, LLC Retirement Trust #### ###### ##### ######, ## #####	$250,000

Muller, Israel # ######## ###### #######, ## ### ### ######	$150,000

Robert S. Colman Trust UDT 3/13/85 ## ### #### #######, ## #####	$150,000

Hoch, Joseph c/o #### ##### ######## ###-## ###### #########, ##### ### ### #######, ## #####	$100,000

Point Capital, Inc. ### ##### ######, ######## # #########, ## #####	$100,000

Belsky, Mordechai ### ###### ###### ########, ## #####	$100,000

2004 Leon Scharf Irrevocable Trust Corp #### ######### ######, ##### ### ########, ## #####	$50,000

Mizrachi, Max #### #### ### ###### ########, ## #####	$50,000

Richardson, Erick ##### ###### #### ### #######, ## #####	$44,000

Gross, Chaim #### ########## ######, ## ########, ## #####	$30,000

Arjang, Jacob Maziar ## ####### #### ##### ####, ## #####	$26,000

Total	$4,000,000

1 Titan Multi-Strategy Fund I, LTD.’s payment is being deemed paid by the cancellation of a promissory note, in the aggregate principal amount of $500,000, dated as of December 11, 2015, issued by the Company to Titan Multi-Strategy Fund I, LTD.

10

Annex C

THE AGENT

1.          Appointment. The Lenders (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Loan and Security Agreement to which this Annex C is attached (the “Agreement”)), by their acceptance of the benefits of the Agreement, hereby designate Titan Multi-Strategy Fund I, LTD. (the “Security Agent”) as the Security Agent to act as specified herein and in the Agreement. Each Lender shall be deemed irrevocably to authorize the Security Agent to take such action on its behalf under the provisions of the Agreement and any other Facility Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Security Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Security Agent may perform any of its duties hereunder by or through its agents or employees.

2.          Nature of Duties. The Security Agent shall have no duties or responsibilities except those expressly set forth in the Agreement. Neither the Security Agent nor any of its partners, members, shareholders, officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Agreement or hereunder or in connection herewith or therewith, be responsible for the consequence of any oversight or error of judgment or answerable for any loss, unless caused solely by its or their gross negligence or willful misconduct as determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction. The duties of the Security Agent shall be mechanical and administrative in nature; the Security Agent shall not have by reason of the Agreement or any other Facility Documents a fiduciary relationship in respect of any Borrower or any Lender; and nothing in the Agreement or any other Facility Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Security Agent any obligations in respect of the Agreement or any other Facility Documents except as expressly set forth herein and therein.

3.          Lack of Reliance on the Security Agent. Independently and without reliance upon the Security Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (a) its own independent investigation of the financial condition and affairs of Borrower in connection with such Lender’s investment in Borrower, the creation and continuance of the Obligations, the transactions contemplated by the Facility Documents, and the taking or not taking of any action in connection therewith, and (b) its own appraisal of the creditworthiness of Borrower, and of the value of the Collateral from time to time, and the Security Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit, market or other information with respect thereto, whether coming into its possession before any Obligations are incurred or at any time or times thereafter.

The Security Agent shall not be responsible to Borrower or any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith, or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of the Agreement or any other Facility Documents, or for the financial condition of Borrower or the value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Agreement or any other Facility Documents, or the financial condition of Borrower, or the value of any of the Collateral, or the existence or possible existence of any default or Event of Default under the Agreement or any of the other Facility Documents.

4.          Certain Rights of the Security Agent. The Security Agent shall have the right to take any action with respect to the Collateral, on behalf of all of the Lenders. To the extent practical, the Security Agent shall request instructions from the Lenders with respect to any material act or action (including failure to act) in connection with the Agreement or any other Facility Documents, and shall be entitled to act or refrain from acting in accordance with the instructions of the Required Lenders; if such instructions are not provided despite the Security Agent’s request therefor, the Security Agent shall be entitled to refrain from such act or taking such action, and if such action is taken, shall be entitled to appropriate indemnification from the Lenders in respect of actions to be taken by the Security Agent; and the Security Agent shall not incur liability to any person or entity by reason of so refraining. Without limiting the foregoing, (a) no Lender shall have any right of action whatsoever against the Security Agent as a result of the Security Agent acting or refraining from acting hereunder in accordance with the terms of the Agreement or any other Facility Documents, and Borrower shall have no right to question or challenge the authority of, or the instructions given to, the Security Agent pursuant to the foregoing and (b) the Security Agent shall not be required to take any action that the Security Agent believes (i) could reasonably be expected to expose it to personal liability or (ii) is contrary to this Agreement, the Facility Documents or applicable law.

5.          Reliance. The Security Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper person or entity, and, with respect to all legal matters pertaining to the Agreement and the other Facility Documents and its duties thereunder, upon advice of counsel selected by it and upon all other matters pertaining to this Agreement and the other Facility Documents and its duties thereunder, upon advice of other experts selected by it. Anything to the contrary notwithstanding, the Security Agent shall have no obligation whatsoever to any Lender to assure that the Collateral exists or is owned by Borrower or is cared for, protected or insured or that the liens granted pursuant to the Agreement have been properly or sufficiently or lawfully created, perfected, or enforced or are entitled to any particular priority.

6.          Indemnification. To the extent that the Security Agent is not reimbursed by Borrower, the Lenders will jointly and severally reimburse and indemnify the Security Agent, in proportion to their respective principal amounts of the Term Loans, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Security Agent in performing its duties hereunder or under the Agreement or any other Facility Documents, or in any way relating to or arising out of the Agreement or any other Facility Documents except for those determined by a final judgment (not subject to further appeal) of a court of competent jurisdiction to have resulted solely from the Security Agent’s own gross negligence or willful misconduct. Prior to taking any action hereunder as Security Agent, the Security Agent may require each Lender to deposit with it sufficient sums as it determines in good faith is necessary to protect the Security Agent for costs and expenses associated with taking such action.

7.            Resignation by the Security Agent.

(a)          The Security Agent may resign from the performance of all its functions and duties under the Agreement and the other Facility Documents at any time by giving thirty (30) days’ prior written notice to Borrower and the Lenders. Such resignation shall take effect upon the appointment of a successor Security Agent pursuant to clauses (b) and (c) below.

(b)          Upon any such notice of resignation, the Required Lenders shall appoint a successor Security Agent hereunder.

(c)          If a successor Security Agent shall not have been so appointed within said 30-day period, the Security Agent shall then appoint a successor agent who shall serve as Security Agent until such time, if any, as the Lenders appoint a successor agent as provided above. If a successor agent has not been appointed within such 30-day period, the Security Agent may petition any court of competent jurisdiction or may interplead Borrower and the Lenders in a proceeding for the appointment of a successor Security Agent, and all fees, including, but not limited to, extraordinary fees associated with the filing of interpleader and expenses associated therewith, shall be payable by Borrower on demand.

8.          Rights with respect to Collateral. Each Lender agrees with all other Lenders and the Security Agent (a) that it shall not, and shall not attempt to, exercise any rights with respect to its security interest in the Collateral, whether pursuant to any other agreement or otherwise (other than pursuant to this Agreement), or take or institute any action against the Security Agent or any of the other Lenders in respect of the Collateral or its rights hereunder (other than any such action arising from the breach of this Agreement) and (b) that such Lender has no other rights with respect to the Collateral other than as set forth in this Agreement and the other Facility Documents.

Upon the acceptance of any appointment as the Security Agent hereunder by a successor Security Agent, such successor Security Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Security Agent and the retiring Security Agent shall be discharged from its duties and obligations under the Agreement. After any retiring Security Agent’s resignation or removal hereunder as the Security Agent, the provisions of the Agreement including this Annex C shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Security Agent.

Annex D

SUBORDINATED LENDERS

ARCH Venture Fund VII, L.P.

Alexandria Equities, LLC

Versant Venture Capital III, L.P.

Versant Side Fund III, L.P.

5AM Ventures II, LP

5AM Co-Investors II, LP

Annex E

EXCLUDED COLLATERAL

1)	Exclusive Patent License Agreement, dated as of December 6, 2006, by and between The University of Washington and PhaseRx, Inc., for Membrane Disruptive Polymers, as amended.

2)	RAFT Non-Exclusive License Agreement, dated as of October 26, 2009, by and between the Commonwealth Scientific and Industrial Research Organisation and PhaseRx, Inc.

DISCLOSURE SCHEDULE

This Disclosure Schedule is made and given pursuant to Section 4 of the Loan and Security Agreement, dated as of December 21, 2015 (the “Agreement”), among PhaseRx, Inc., a Delaware corporation (the “Company”), the Investors listed on Annex A thereto and Titan Multi-Strategy Fund I, LTD., as security agent, and shall be interpreted and applied as part of the Agreement solely in connection with the Closing occurring on December 21, 2015. All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement, unless otherwise provided. The section numbers below correspond to the section numbers of the representations and warranties in the Agreement; provided, however, that any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would be reasonably apparent from a reading of such disclosure item that it would also apply to such other representation or warranty.

Nothing in this Disclosure Schedule is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant. Inclusion of any item in this Disclosure Schedule (1) does not represent a determination that such item is material or establish a standard of materiality, (2) does not represent a determination that such item did not arise in the ordinary course of business, (3) does not represent a determination that the transactions contemplated by the Agreement require the consent of third parties, and (4) shall not constitute, or be deemed to be, an admission to any third party concerning such item.

Section 4.01(e).

None.

Section 4.01(i). Capitalization

Capital Stock as of the Date of the Agreement

Common Stock	5,678,408
Common Stock Options
Outstanding	4,808,646
Available for Grant	243,042
Preferred Stock	20,216,583
Series A-1 Stock	5,500,000
Bridge Notes*	19,368,623
Common Stock Warrants	-
Preferred Stock Warrants	3,614,761

Total	59,430,063

*Number of shares of common stock issuable upon conversion of all of the convertible promissory notes set forth in Annex 4.01(p) as of the date of the Agreement.

Pro Forma Capitalization

	Shares	Amount ($)	Price	Ownership %	Ownership $	Ownership %	Ownership $
Existing PhaseRx Shareholders(1)	7,393,939			66.28%	$44,363,636	58.99%	$39,483,636
New PhaseRx Insider Investment	1,566,667	$9,400,000	$6.00	14.04%	$9,400,000	12.50%	$8,366,000
Bridge Loan into Private Company	833,333	$4,000,000	$4.80	7.47%	$5,000,000	6.65%	$4,450,000
IPO	1,250,000	$7,500,000	$6.00	11.20%	$7,500,000	9.97%	$6,675,000
Palladium Capital Advisors	112,000			1.00%	$672,000	0.89%	$598,080
Total	11,155,939	$20,900,000		100.00%	$66,935,636	89.00%	$59,572,716

ESOP	1,378,824					11.00%	$7,362,920

Total	12,534,763					100.00%	$66,935,636

(1) Including 19,404,163 shares of common stock issuable upon conversion of all of the convertible promissory notes set forth in Annex 4.01(p) as of December 31, 2015.

Section 4.01(m).

None.

Section 4.01(n). Registration Rights

1.	The Company is a party to the Second Amended and Restated Investors’ Rights Agreement (the “IRA”), dated November 17, 2014, by and among the Company and the holders of shares of the Company’s convertible preferred stock and certain warrants (including Lighthouse, as defined below) and Company’s founders listed on the exhibits thereto, which provides such holders and founders certain registration rights over the shares of common stock held by the Company’s founders and shares of common stock issued or issuable pursuant to the conversion of shares of Series A and Series A-1 convertible preferred stock or upon exercise of certain warrants (collectively, the “Registrable Securities”).

Demand registration rights

Under the IRA, the holders of not less than 20% of the voting power of the Registrable Securities may, on not more than two occasions, request that the Company file a registration statement to register all or a portion of their Registrable Securities, subject to certain marketing and other limitations.

Piggyback registration rights

Holders of the Registrable Securities are entitled to certain piggyback registration rights. If the Company registers any of its securities for its own account or the account of other security holder or holders, the holders of Registrable Securities may require the Company to include their Registrable Securities in the registration upon written request made within 10 days after notice of such registration is mailed by the Company, subject to certain marketing and other limitations.

Form S-3 registration rights

Holders of the Registrable Securities are entitled to certain Form S-3 registration rights, provided that the Company has not already effected one such registration within the twelve-month period preceding the date of such request. Such holders may make a request that the Company register their shares on Form S-3 if the Company is qualified to file a registration statement on Form S-3. The Company is not obligated to effect such request for registration if such request for registration on Form S-3 does not cover securities at an aggregate price to the public of less than $1,000,000.

The Company will pay the registration expenses, other than underwriting discounts and commissions, of the shares registered pursuant to the demand, piggyback and Form S-3 registrations described above. Generally, in an underwritten offering, the underwriters have the right, subject to specified conditions, to limit, or exclude entirely, the number of shares such holders may include. The demand, piggyback and Form S-3 registration rights described above terminate upon the earliest to occur of: (i) such date, on or after the closing of the Company’s first registered public offering of common stock, on which all shares of common stock subject to the registration rights can be sold under Rule 144 during any ninety day period, (ii) the date that is four years after the closing of the Company’s firm commitment underwritten public offering of the Company’s common stock registered under the Securities Act of 1933, as amended; or (iii) upon termination of the IRA.

2.	On December 1, 2010, the Company issued a Preferred Stock Purchase Warrant (the “Lighthouse Warrant”) to purchase up to 112,520 shares of the Company’s Series A Preferred Stock to Lighthouse Capital Partners VI, L.P. (“Lighthouse”) in connection with that certain Loan and Security Agreement with Lighthouse. Pursuant to Section 15 of the Lighthouse Warrant, the shares of common stock issuable upon conversion of shares of Series A Preferred Stock issuable upon exercise of the Lighthouse Warrant are subject to the registration rights to the holders of Registrable Securities under the IRA.

Section 4.01(p). Debt and Liens

Promissory Note, in the aggregate principal amount of $500,000, dated as of December 11, 2015, held by Titan Multi-Strategy Fund I, LTD., which shall be due and payable on June 10, 2016. Upon and as part of the closing of the Term Loans, the Promissory Note will be surrendered and the outstanding principal balance and all accrued interest thereunder will be automatically converted into a Term Loan.

Convertible promissory notes set forth in Annex 4.01(p).

[End of Document]

			PhaseRx, Inc.	Page 1 of 2
Report Date	:	12/11/15
Convertible Promissory Notes (Next Equity or A)
Date Printed	:	12/11/15 at 4:03:33 PM
(Alphabetic Listing of Outstanding Notes)

	Instr.	Instr.	Instr.	Principal	Interest	Interest	Compound	Principal Plus		Shares Issuable on	Shares Issued on
Noteholder	Number	Date	Due Date	Amount ($)	Rate	Type	Rate	Accrued Interest	Convertible	Conversion of Notes	Conversion of Notes

5AM Co-Investors II, LP		02/01/12	02/01/13	37,960.11	8.0000	Simple	N-A	49,683.02	Y
		12/10/12	06/10/13	17,082.05	8.0000	Simple	N-A	21,185.49	Y
		04/09/13	06/10/13	17,082.05	8.0000	Simple	N-A	20,736.20	Y
5AM Ventures II, LP		02/01/12	02/01/13	962,039.89	8.0000	Simple	N-A	1,259,138.82	Y
		12/10/12	06/10/13	432,917.95	8.0000	Simple	N-A	536,913.12	Y
		04/09/13	06/10/13	432,917.95	8.0000	Simple	N-A	525,526.79	Y
Alexandria Equities, LLC		12/10/12	06/10/13	150,000.00	8.0000	Simple	N-A	186,032.87	Y
		04/09/13	06/10/13	150,000.00	8.0000	Simple	N-A	182,087.66	Y
		07/02/12	06/10/13	160,000.00	8.0000	Simple	N-A	204,081.09	Y
		09/19/13	03/19/14	140,000.00	8.0000	Simple	N-A	164,946.85	Y
		12/04/13	06/04/14	140,000.00	8.0000	Simple	N-A	162,614.79	Y
		04/29/15	10/29/15	75,000.00	8.0000	Simple	N-A	78,715.07	Y
		06/17/15	12/17/15	75,000.00	8.0000	Simple	N-A	77,909.59	Y
		08/04/15	12/17/15	75,000.00	8.0000	Simple	N-A	77,120.54	Y
		10/01/15	03/01/16	100,000.00	8.0000	Simple	N-A	101,556.16	Y
ARCH Venture Fund VII, L.P.		12/10/12	06/10/13	450,000.00	8.0000	Simple	N-A	558,098.60	Y
		04/09/13	06/10/13	450,000.00	8.0000	Simple	N-A	546,262.99	Y
		06/28/13	12/28/13	500,000.00	8.0000	Simple	N-A	598,191.76	Y
		07/16/13	12/28/13	900,000.00	8.0000	Simple	N-A	1,073,194.49	Y
		07/02/12	06/10/13	1,440,000.00	8.0000	Simple	N-A	1,836,729.79	Y
		09/19/13	03/19/14	1,260,000.00	8.0000	Simple	N-A	1,484,521.62	Y
		12/04/13	06/04/14	400,000.00	8.0000	Simple	N-A	464,613.70	Y
		06/17/15	12/17/15	375,000.00	8.0000	Simple	N-A	389,547.93	Y
		04/29/15	10/29/15	375,000.00	8.0000	Simple	N-A	393,575.34	Y
		08/04/15	12/17/15	375,000.00	8.0000	Simple	N-A	385,602.72	Y
		10/01/15	03/01/16	1,100,000.00	8.0000	Simple	N-A	1,117,117.76	Y
		02/01/12	02/01/13	1,300,000.00	8.0000	Simple	N-A	1,701,468.39	Y

Report Name : NotealphaSpec.rpt

			PhaseRx, Inc.	Page 2 of 2
Report Date	:	12/11/15
Convertible Promissory Notes (Next Equity or A)
Date Printed	:	12/11/15 at 4:03:33 PM
(Alphabetic Listing of Outstanding Notes)

Noteholder	Instr. Number	Instr. Date	Instr. Due Date	Principal Amount ($)	Interest Rate	Interest Type	Compound Rate	Principal Plus Accrued Interest	Convertible	Shares Issuable on Conversion of Notes	Shares Issued on Conversion of Notes

Versant Side Fund III, L.P.		02/01/12	02/01/13	7,631.00	8.0000	Simple	N-A	9,987.62	Y
		12/10/12	06/10/13	2,641.50	8.0000	Simple	N-A	3,276.04	Y
		04/09/13	06/10/13	2,641.50	8.0000	Simple	N-A	3,206.56	Y
		12/04/13	06/04/14	5,870.00	8.0000	Simple	N-A	6,818.21	Y
		04/29/15	10/29/15	2,201.25	8.0000	Simple	N-A	2,310.29	Y
		06/17/15	12/17/15	2,201.25	8.0000	Simple	N-A	2,286.65	Y
		08/04/15	12/17/15	2,201.25	8.0000	Simple	N-A	2,263.49	Y
Versant Venture Capital III, L.P.		02/01/12	02/01/13	1,292,369.00	8.0000	Simple	N-A	1,691,480.77	Y
		12/10/12	06/10/13	447,358.50	8.0000	Simple	N-A	554,822.57	Y
		04/09/13	06/10/13	447,358.50	8.0000	Simple	N-A	543,056.43	Y
		12/04/13	06/04/14	994,130.00	8.0000	Simple	N-A	1,154,716.03	Y
		04/29/15	10/29/15	372,798.75	8.0000	Simple	N-A	391,265.05	Y
		06/17/15	12/17/15	372,798.75	8.0000	Simple	N-A	387,261.28	Y
		08/04/15	12/17/15	372,798.75	8.0000	Simple	N-A	383,339.23	Y

		Total :		16,215,000.00

No. of Noteholders :	6

Report Name : NotealphaSpec.rpt